                                                                   EXHIBIT 10.18




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        SOLICITATION/CONTRACT ORDER FOR COMMERCIAL ITEMS               1. Requisition Number            Page 1 of
        Offeror to Complete Blocks 12, 17, 23, 24, & 30                   ATMIPR96300015                          13
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2. Contract No.        3. Award/Effective Date   4. Order Number       5. Solicitation Number           6. Solicitation Issue Date
    N00140-96-C-2410        03 JUL 1996                                   N00140-96-R-2410                         6/17/96
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7. FOR SOLICITATION    A. Name                                         B. Telephone (No Collect Calls)  8. Offer Due Date/Local Time
   INFORMATION CALL                 Sharon M. Phillips                           (215)697-9687                   COB 7/1/96
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9. Issued By           N00140        10. This Acquisition Is           11. Deliver For FOB Destination Unless Box Is  12. Discount
                       ------                                  SIC         Marked [ ] Schedule                            Terms
                                     [X] Unrestricted
FISC Norfolk Detachment Philadelphia            Percent Set Aside      -------------------------------------------------------------
700 Robbins Avenue, Building 2 B     [ ] Set Aside                     [ ] 13a. This contract is a rated order under DPAS
Philadelphia, PA 19111-5083              [ ] Small Business    Size             (13 CFR 700)
                                         [ ] Small Disadvantaged       -------------------------------------------------------------
                                             Business                  13b. Rating
                                         [ ] 8(a)
                                                                       -------------------------------------------------------------
                                                                       14. Method of Solicitation
                                                                                  [ ] RFQ       [ ] IFB       [X] RFP
------------------------------------------------------------------------------------------------------------------------------------
15. Deliver To:                          Code                  16. Administered By:                               Code
                                                                                                                           S0507A
Electronic deliveries to DMA & designated       ----------     DCMAO San Francisco                                       -----------
field activities at Defense Mapping Agency,                    1265 Borregas Avenue
4600 Sagamore Road, Bethesda, MD 20816-5003                    Sunnyvale, CA 94089
                                                               (408)541-7099
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17a. Contractor/Offeror   Code 04AE6    Facility               18a. Payment Will Be Made By:                      Code     SC1004
                               -----             ---------                                                               -----------
CyberSource Corporation                                        DFAS-Columbus Center
1050 Chestnut Street, Ste 201                                  DFAS-CO-JWV-Van Nuys Division
Menlo Park, CA 94025   (800)617-7638 X50                       P.O. Box 182157
                                                               Columbus, OH 43218-2157   (800)553-2839
Telephone:
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[ ] 17b. Check if remittance is different and put                                                                [ ] See Addendum
         such address in offer                                 18b. Submit Invoices To Address Shown in Block 18a. Unless Block
                                                                    Below Is Checked.
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19. Item No.         20. Schedule of Supplies/Services         21.     Quantity      22. Unit      23. Unit Price     24. Amount
------------------------------------------------------------------------------------------------------------------------------------
                                 SEE PAGE 2



------------------------------------------------------------------------------------------------------------------------------------
25. Accounting & Appropriation Data                                                                26. Total Award Amount

       AA: 9760300.4802 8C6 8500AP AT0000140DD 663200   $1,289,760.00                                  $1,289,760.00
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[ ] 27a. Solicitations Incorporate By Reference FAR 52.212-1, 52.212-4. FAR 523.212.3 And 52.212.5 Are Attached.
         Adden [ ]  Are [ ] Are Not Attached
[X] 27b. Contracts/Purchase Orders Incorporated By Reference FAR 52.212-4. FAR 52.212-6 Is Attached.
         Adden [ ]  Are [ ] Are Not Attached
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    28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND           29. AWARD OF CONTRACT: REFERENCE CyberSource OFFER DATED 6/25/96
[ ] RETURN TWO COPIES TO ISSUING OFFICE. CONTRACTOR AGREES     [X] YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR
    TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHER-           CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:
    WISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS                                                 ALL
    SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.
------------------------------------------------------------------------------------------------------------------------------------
30A. Signature of Offeror/Contractor                           31a. UNITED STATES OF AMERICA (Signature of Contracting Officer)
                                                                    /s/ J. J. SWIZEWSKI
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30b. Name & Title of Signer (Type or Print)  30c. Date Signed  31b. Name of Contracting Officer                31c. Date Signed
                                                                         J. J. SWIZEWSKI                              7/3/96
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32a. Quantity in Column 20 Has Been                            33, Ship Number     34. DO Voucher Number      35. Amount Verified
                                    Accepted and Conforms                                                     Correct For
   [ ] Received  [ ] Inspected  [ ] to the Contract,           ----------------
                                    Except As Noted            [ ] Partial   [ ] Full
------------------------------------------------------------------------------------------------------------------------------------
32b. Signature of Authorized Govt.          32c. Date Signed   36. Payment                                      37. Check Number
     Representative                                                 [ ] Complete  [ ] Partial  [ ] Final
                                                               ---------------------------------------------------------------------
                                                               38. S/R Account Number     39. S/R Voucher Number     40. Paid By

------------------------------------------------------------------------------------------------------------------
41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT  42a. Received By (Print)

41b. Signature and Title of Certifying      41c. Date Signed   42b. Received At (Location
     Officer
                                                               42c. Data Rec'd (YY/MM/DD) 42d. Received By (Print)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    STANDARD FORM 1449 (10/95)
                                                                                                    FISC NORFOLK DET PHIL ELECTRONIC
                                                                                                    VERSION

                                                                N00140-96-C-2410
                                                                Page 2

Schedule of Supplies/Services (cont.)

Item No.         Description                        Qty         Unit     Unit Price    Amount
--------         -----------------------------      ------      ----     ----------    -----------
0001             Microsoft Office Standard
                 License maintenance 2 yrs.
                 P/N 021-050-MNT                    3,000       EA       $168.00       $504,000.00
0002             Microsoft Office Professional
                 License maintenance 2 yrs.
                 P/N 269-050-MNT                    1,000       EA       $201.00       $201,000.00
0003             Microsoft Windows 32-bit OS
                 License maintenance 2 yrs.
                 P/N 236-075-MNT                    2,000       EA       $105.00       $210,000.00
0004             Microsoft Project
                 License maintenance 2 yrs.
                 P/N 076-050-MNT                      300       EA       $120.00       $ 36,000.00
0005             Claris Filemaker for MAC
                 License maintenance 2 yrs.
                 P/N 816150U                        1,000       EA       $108.00       $108,000.00
0006             Claris Filemaker for WIN
                 License maintenance 2 yrs.
                 P/N 921150U                          500       EA       $108.00       $ 54,000.00
0007             Claris Draw for MAC
                 License maintenance 2 yrs.
                 P/N 864050U                        1,000       EA       $104.00       $104,000.00
0008             Claris Draw for WIN
                 License maintenance 2 yrs.
                 P/N 926050U                          100       EA       $104.00       $ 10,400.00
0009             Symantic Anti-virus License        4,000       EA       $ 10.97       $ 43,880.00
0010             Symantic Anti-virus
                 License maintenance 2 yrs.         4,000       EA       $  4.62       $ 18,480.00


  CYBERSOURCE CORPORATION'S BID FOR ELECTRONIC DELIVERY OF SOFTWARE LICENSE
                 MAINTENANCE SOLICITATION N00140-96-R-2410

(7) PRICE

 ITEM
NUMBER   COMPANY                     PRODUCT NAME                  TYPE    PART NUMBER    QUANTITY   UNIT PRICE   EXTENDED PRICE
------   ---------                   ------------                  ----    ------------   --------   ----------   ---------------
0001     Microsoft    Office for Windows(R) Maintenance 2yr.--     MNT     021-050-MNT      3000       $168.00    $  504,000.00
                         English
0002     Microsoft    Office Professional for Windows(R) with      MNT     269-050-MNT      1000       $201.00    $  201,000.00
                         Access Maintenance 2yr.--English
0003     Microsoft    Windows(R) 32-Bit Family Maintenance         MNT     236-075-MNT      2000       $105.00    $  210,000.00
                         2yr.--English
0004     Microsoft    Project for Windows(R) Maintenance           MNT     076-050-MNT       300       $120.00    $   36,000.00
                         2yr.--English
0005     Claris       ClarisFilemaker Pro VLA Maintenance          MNT       816150U        1000       $108.00    $  108,000.00
                         for Mac 2yr.
0006     Claris       ClarisFilemaker Pro VLA Maintenance          MNT       921150U         500       $108.00    $   54,000.00
                         for Win 2yr.
0007     Claris       ClarisDraw VLA Maintenance                   MNT       926050U        1000       $104.00    $  104,000.00
                         for Mac 2yr.
0008     Claris       ClarisDraw VLA Maintenance                   MNT       864050U         100       $104.00    $   10,400.00
                         for Win 2yr.
0009     Symantec     Antivirus for Mac and Windows                Lics    07-92-00471      4000       $ 10.97    $   43,880.00
0010     Symantec     Antivirus Maintenance 2 yr. for              MNT     07-27-00471      4000       $  4.62    $   18,480.00
                         Mac and Windows (Upgrade Insurance)
                                                                                                           TOTAL  $1,289,760.00

All products will be delivered via encrypted electronic delivery over the Internet. FOB destination.

There are no prompt payment terms available.

                                                                N00140-96-C-2410
                                                                Page 5


2 > RECORD NUMBER; 1617PRD0001
CBD ISSUE DATE: 06/17/96 SECTION: Procurements FSC CODE: D
KEYWORDS: FISC NORFOLK DETACHMENT PHILADELPHIA

TITLE: SOFTWARE LICENSE MAINTENANCE
SOL N00140-96-R-2410  DUE: N/A
POC Sharon Phillips, Contract Negotiator, (215)697-9687. This is a combined synopsis/solicitation for commercial items prepared in accordance with the format in Subpart 12.6, as supplemented with additional information included in this notice. This announcement constitutes the only solicitation, proposals are being requested and a written solicitation will not be issued. Solicitation number N00140-96-R-2410 is issued as a Request for Proposal. This acquisition is restricted to the software manufacturers or an authorized dealer of the software products since they are the only sources who can provide the required software licenses and maintenance. The software license maintenance is required for two (2) years. All software updates, upgrades and new versions shall be provided electronically. The electronic delivery of the software products under maintenance is required via downloading from the Internet. All updates, upgrades and new versions of the software products under maintenance shall be available on the Internet on the same day they are received from the publisher/manufacturer. Notification on the availability of updates, upgrades and new versions shall be sent to the designated end-user. The contractor shall also provide the government with a local or toll free phone number for questions or service calls. Item number 0001 is for software license maintenance for Microsoft Office Standard, Part Number 021-050-MNT, Quantity 3,000. Item number 0002 is for software license maintenance for Microsoft Office Professional, Part Number 269-050-MNT, Quantity 1,000. Item number 0003 is for software license maintenance for Microsoft Windows 32-bit Operating System (OS), Part Number 236-075-MNT, Quantity 2,000. Item number 0004 is for software license maintenance for Microsoft Project, Part Number 076-050-MNT, Quantity 300. Item number 0005 is for software license maintenance for Claris Filemaker for Macintosh, Part Number 816150U, Quantity 1,000. Item number 0006 is for software license maintenance for Claris Filemaker for Windows, Part Number 921150U, Quantity 500. Item number 0007 is for software license maintenance for Claris Draw for Macintosh, Part Number 864050U, Quantity 1,000. Item number 0008 is for software license maintenance for Claris Draw for Windows, Part Number 926050U, Quantity 100. Item number 0009 is for initial license Symantec Anti-virus software, Quantity 4,000. Item number 0010 is for software license maintenance for Symantec Anti-virus software, Quantity 4,000. Electronic deliveries shall be made to the Defense Mapping Agency (DMA), 4600 Sagamore Rd., Bethesda, MD 20816-5003 and their designated field activities during the two-year term of this maintenance contract. All proposals received shall specify FOB Destination. This solicitation and incorporated provisions and clauses are those in effect through FAC 90-37. The following FAR provisions and clauses apply to this solicitation and are incorporated by reference: FAR 52.212-1 Instructions to Offerors-Commercial Items. 52.212-2 Evaluation-Commercial Items. The government will award a contract resulting from this solicitation to the responsible offeror whose offer conforms to the minimum technical requirements and submits the lowest overall price. The following factors shall be used to evaluate offers: price and past performance, FAR 52.212-3 Offeror Representations and

                                                                N00140-96-C-2410
                                                                Page 6

Certifications-Commercial Items, FAR 52.212-4 Contract Terms and Conditions-Commercial Items, and FAR 52.212-5 Contract Terms and Conditions Required to Implement Statutes or Executive Orders-Commercial Items. The solicitation & incorporated provisions and clauses are those in effect through FAC 90-37. The following DFAR provisions and clauses apply to this solicitation and are incorporated by reference: DFAR 252.212-7000 Offeror Representations and Certifications-Commercial Items, and DFAR 252.212-7001 Contract Terms and Conditions Required to Implement Statutes Applicable to Defense Acquisitions of Commercial Items. The Government will evaluate the quality of the offeror's past performance. This evaluation is separate and distinct from the Contracting Officer's responsibility determination. The assessment of the offeror's past performance will be used as a means of evaluating the relative capability of the offeror and other competitors to successfully meet the requirements of the solicitation. The offeror shall describe its past performance on directly related or similar contracts it has held within the last five (5) years which are of similar scope, magnitude and complexity to that which is detailed in the solicitation. Offerors which describe similar contracts shall provide a detailed explanation demonstrating the similarity of the contracts to the requirements of the solicitation. The Government will consider Termination for Default, delinquencies, failure to comply with specifications and/or SOW requirements, cost overruns, amount of rework and any other information which reflects the overall quality of the offeror's past performance. The offeror shall provide the following information regarding its past performance:
Contract Number(s), Name and reference point of contact at the federal, state, local government or commercial entity for which the contract was performed, Dollar value of the contract, Detailed description of the work performed, Names of subcontractor(s) used, if any, and a description of the extent of work performed by the subcontractor(s), and The number, type and severity of any quality, delivery or cost problems in performing the contract, the corrective action taken and the effectiveness of the corrective action. The Government reserves the right to obtain information for use in the evaluation of past performance from any and all sources including sources outside of the Government. Offerors lacking relevant past performance history will receive a neutral rating for past performance. However, the proposal of an offeror with no relevant past performance history, while rated neutral for past performance, may not represent the most advantageous proposal to the Government and thus, may be an unsuccessful proposal when compared to the proposals of other offerors. The offeror must provide the information requested above for the past performance evaluation or affirmatively state that it possesses no relevant directly related or similar past performance. An offeror failing to provide the past performance information or to assert that is has no relevant directly related or similar past performance will be considered ineligible for award. Award will be made to the eligible, responsible offeror whose offer, conforming to the solicitation, is determined most advantageous to the Government price and past performance considered. The evaluation will consider past performance equal in important to price. The Government reserves the right to award the contract to other than the lowest priced offeror. Vendors wishing to respond to this solicitation should provide this office with the following as a minimum: a price proposal on company letterhead or SF 1449 for the requested items showing unit price, extended price, technical information, past performance information, prompt payment

                                                                N00140-96-C-2410
                                                                Page 7

terms, remittance address and a copies of FAR 52.212-13 and DFAR
252.212-7000, to be provided to an offeror upon request. Responses to this solicitation are due Close of Business (COB) 01 July 1996. All offers shall be sent to FISC Philadelphia, attention Ms. Sharon Phillips, Code 0221F and should reference solicitation N00140-96-R-2410, SYN 307.

[FISC NORFOLK DETACHMENT PHILADELPHIA], 700 Robbins Ave., Bldg. 2B., Philadelphia, PA 19111-5084
(0165)

******

                                                                N00140-96-C-2410
                                                                Page 8

ADDENDA

CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS (FAR 52.212-4)(OCT 1995)

(a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its postacceptance rights (1) within a reasonable time after the defect was discovered or should have been discovered; and (2) before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(b) Assignment. The Contractor or its assignee's rights to be paid amounts due as a result of performance of this contract, may be assigned to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C. 3727).

(c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

(d) Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

(g) Invoice. The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized,) to the address designated in the contract to receive invoices. An invoice must include -

     (1)  Name and address of the Contractor;

     (2)  Invoice date;

     (3) Contract number, contract line item number and, if applicable, the order number;

     (4) Description, quantity, unit of measure, unit price and extended price of the items delivered;

     (5) Shipping number and date of shipment including the bill of lading number and weight of shipment if shipped on Government bill of lading;

     (6)  Terms of any prompt payment discount offered;

                                                                N00140-96-C-2410
                                                                Page 9

     (7)  Name and address of official to whom payment is to be sent; and

     (8) Name, title, and phone number of person to be notified in event of defective invoice.

     Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) Circular A-125, Prompt Payment.

(h) Patent indemnity. The contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i) Payment. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract.
The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) Circular A-125, Prompt Payment. Payments under this contract may be made by the Government either by check, electronic funds transfer, or the Automated Clearing House, at the option of the Government.

     In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the date on which an electronic funds transfer was made.

(j) Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

     (1) Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or

     (2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

(l) Termination for the Government's convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor's records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

                                                                N00140-96-C-2410
                                                                Page 10

(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(p) Limitation of liability. Except as otherwise provided by an express or implied warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 327, et seq., Contract Work Hours and Safety Standards Act, 41 U.S.C. 51-58, Anti-Kickback Act of 1986;
41 U.S.C. 251 related to whistle blower protections; and 49 U.S.C. 40118, Fly American.

(s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving preference in the following order: (1) the schedule of supplies/services; (2) the Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause; (3) the clause at 52.212-5; (4) addenda to this solicitation or contract, including any license agreements for computer software; (5) solicitation provisions if this is a solicitation; (6) other paragraphs of this clause: (7) the Standard Form 1449; (8) other documents, exhibits, and attachments; and (9) the specification.

CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS - COMMERCIAL ITEMS (FAR 52.212-5)(JAN 1996)

(a) The Contractor agrees to comply with the following FAR clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

     (1) 52.222-3, Convict Labor (E.O. I1755); and

     (2) 52.233-3, Protest After Award (31 U.S.C. 3553 and 40 U.S.C. 759).

(b) The contractor agrees to comply with the FAR and FIRMR clauses in this paragraph (b) which the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components:

     _X_(1) 52.203-6, Restrictions on Subcontractor Sales to the Government, with Alternate I (41 U.S.C. 253g and 10 U.S.C. 2402).

     _X_(2) 52.203-10, Price or Fee Adjustment for Illegal or Improper Activity (41 U.S.C. 423).

     _X_(3) 52.219-8, Utilization of Small Business Concerns and Small Disadvantaged Business Concerns (15 U.S.C. 637(d)(2) and (3));

     _X_(4) 52.219-9, Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (15 U.S.C. 637(d)(4));

                                                                N00140-96-C-2410
                                                                Page 11

     ___(5) 52.219-14, Limitation on Subcontracting (15 U.S.C. 637(a)(14)).

     _X_(6) 52.222-26, Equal Opportunity (E.O. 11246).

     _X_(7) 52.222-35, Affirmative Action for Special Disabled and Vietnam Era Veterans (38 U.S.C. 4212).

     _X_(8) 52.222-36, Affirmative Action for Handicapped Workers (29 U.S.C.
793).

     _X_(9) 52.222-37, Employment Reports on Special Disabled Veterans and Veterans of the Vietnam Era (38 U.S.C. 4212).

     ___(10) 52.225-3, Buy American Act-Supplies (41 U.S.C. 10).

     ___(11) 52.225-9, Buy American Act-Trade Agreements Act-Balance of Payments Program (41 U.S.C. 10, 19 U.S.C. 2501-2582).

     ___(12) Reserved.

     ___(13) 52.225-18, European Union Sanctions for End Products (E.O. 12849).

     ___(14) 52.225-19, European Union Sanctions for Services (E.O. 12849).

     ___(15) 52.225-21, Buy American Act-North American Free Trade Agreement Implementation Act-Balance of Payments Program (41 U.S.C. 10, Pub. L. 103-187).

     ___(16) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (46 U.S.C. 1241).

     ___(17) 201-39.5202-3, Procurement Authority (FIRMR).

    (This acquisition is being conducted under _regulatory_delegation of GSA's exclusive procurement authority for FIP resources. The specific GSA DPA case number is _N/A_).

(c) The Contractor agrees to comply with the FAR clauses in this paragraph (c), applicable to commercial services, which the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components:

NONE APPLICABLE.

     ___(1) 52.222-41, Service Contract Act of 1965, As amended (41 U.S.C. 351, et seq.).

     ___(2) 52.222-42, Statement of Equivalent Rates for Federal Hires (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

     ___(3) 52.222-43, Fair Labor Standards Act and Service Contract Act-Price Adjustment (Multiple Year and Option Contracts)(29 U.S.C. 206, and 41 U.S.C. 351, et seq.).

     ___(4) 52.222-44, Fair Labor Standards Act and Service Contract Act-Price Adjustment (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

     ___(5) 52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Agreement (CBA)(41 U.S.C. 351, et seq.).

                                                                N00140-96-C-2410
                                                                Page 12

(d) Comptroller General Examination of Record. The Contractor agrees to comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records-Negotiation.

     (1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and rights to examine any of the Contractor's directly pertinent records involving transactions related to this contract.

     (2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

     (3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or provision of law.

(e) Notwithstanding the requirements of the clauses in paragraphs (a), (b),
(c) or (d) of this clause, the Contractor is not required to include any FAR clause, other than those listed below (and as may be required by an addenda to this paragraph to establish the reasonableness of prices under Part 15), in a subcontract for commercial items or commercial components:

     (1)  52.222-26, Equal Opportunity (E.O. 11246);

     (2) 52.222-35, Affirmative Action for Special Disabled and Vietnam Era Veterans (38 U.S.C. 2012(a)); and

     (3)  52.222-36, Affirmative Action for Handicapped workers (29 U.S.C. 793).

     (4) 52.247-64, Preference for Privately Owned U.S.-Flagged Commercial Vessels (46 U.S.C. 1241) (flow down not required for subcontracts awarded beginning May 1, 1996).

CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (DFARS 252.212-7001)(NOV 1995)

(a) The Contractor agrees to comply with the Defense Federal Acquisition Regulation Supplement (DFARS) clause 252.247-7023, Transportation of Supplies by Sea, which is included in this contract by reference to implement 10 U.S.C. 2631.

(b) The Contractor agrees to comply with any clause that is checked on the following list of DFARS clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive Orders applicable to acquisitions of commercial items or components.

 X   252.205-7000 Provision of Information to Cooperative Agreement Holders
--- (10 U.S.C. 2416).

     252.206-7000 Domestic Source Restriction (10 U.S.C. 2304).
---

                                                                N00140-96-C-2410
                                                                Page 13

     252.219-7001 Notice of Partial Small Business Set-Aside With Preferential
-----    Consideration for Small Disadvantages Business Concerns (__ Alternate
         I)(Section 9004, Pub. L. 101-165(10 U.S.C. 2301 (repealed) note)).

     252.219-7002 Notice of Small Disadvantages Business Set-Aside (__ Alternate
-----    I)(15 U.S.C. 644).

     252.219-7003 Small Business and Small Disadvantages Business Subcontracting
-----    Plan (DoD Contracts)(15 U.S.C. 637)

     252.219-7005 Incentive for Subcontracting with Small Businesses, Small
----- Disadvantaged Businesses, Historically Black Colleges and Universities and Minority Institutions (__ Alternate I)(Section 9004, Pub. L. 101-165 (10 U.S.C. 2301 (repealed)(note)).

     252.219-7006 Notice of Evaluation Preference for Small Disadvantages
-----    Business Concerns (__ Alternate I)(15 U.S.C. 644).

  X  252.225-7001 Buy American Act and Balance of Payments Program (41 U.S.C.
-----    10, E.O. 10582).

  X  252.225-7007 Trade Agreements (10 U.S.C. 2501-2582).
-----

     252.225-7012 Preference for Certain Domestic Commodities.
-----

     252.225-7014 Preference for Domestic Specialty Metals (10 U.S.C. 2241
-----    note).

     252.225-7015 Preference for Domestic Hand or Measuring Tools (10 U.S.C.
-----    2241 note).

     252.225-7017 Preference for United States and Canadian Valves and Machine
-----    Tools (10 U.S.C. 25534(c)(2)).

     252.225-7027 Limitation on Sales Commissions and Fees (12 U.S.C. 2779).
-----

     252.225-7028 Exclusionary Policies and Practices of Foreign Governments (22
-----    U.S.C. 2755).

     252.225-7029 Restriction on Acquisition of Air Circuit Breakers (10 U.S.C.
-----    2534(a)(3)).

     252.225-7036 North American Free Trade Agreement Implementation Act.
-----

  X  252.227-7015 Technical Data-Commercial Items (10 U.S.C. 2320)
-----

  X  252.227-7037 Validation of Restrictive Markings on Technical Data (10
-----    U.S.C. 2321).

  X  252.233-7000 Certification of Claims and Requests for Adjustment or Relief
-----    (10 U.S.C. 2410).

     252.242-7002 Submission of Commercial Freight Bills for Audit (31 U.S.C.
-----    3726).

  X  252.247-7024 Notification of Transportation of Supplies by Sea (10 U.S.C.
-----    2631).

     252.249-7001 Notification of Substantial Impact on Employment (10 U.S.C.
-----    2501 note).